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                                                                   EXHIBIT 10.19

                              CERIDIAN CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT

          AMENDED AND RESTATED 2001 DIRECTOR PERFORMANCE INCENTIVE PLAN

This Agreement is between Ceridian Corporation, a Delaware corporation (the "Company"), and _____________ (the "Participant") as of ___________, ____ (the
"Date of Grant") to evidence the making of a Restricted Stock Award to the Participant pursuant to the Amended and Restated 2001 Director Performance Incentive Plan of the Company (the "Plan"). Any capitalized term used and not otherwise defined herein shall have the same meaning as set forth in the Plan.

1. Effective as of the Date of Grant, the Company has granted to the Participant _______ shares of Common Stock ("Awarded Shares"), subject to the restrictions set forth in this Agreement and all provisions of the Plan.

2. Awarded Shares may not be sold, assigned, transferred, pledged, subject to lien or otherwise used as collateral by the Participant unless and until, and then only to the extent that, restrictions on transferability shall have lapsed in accordance with the Plan and this Agreement. In this Agreement, the lapsing of such transferability restrictions is referred to as "vesting," and Awarded Shares that are no longer subject to such transferability restrictions are referred to as "vested."

3. Ownership of Awarded Shares which are not yet vested shall not be evidenced by a stock certificate, but rather shall be evidenced by an entry in a certificateless book-entry stock account maintained by the Company's transfer agent for its Common Stock (the "Transfer Agent"). To facilitate the transfer to the Company of any Awarded Shares that are forfeited by the Participant in accordance with the terms of the Plan and this Agreement, the Participant agrees to sign and promptly return to the Company such stock power(s) as the Company may request. Upon written notification by the Company to the Transfer Agent of the vesting of all or a portion of the Awarded Shares, a stock certificate evidencing such unrestricted shares shall be issued in the name of the Participant and delivered to the Participant.

4. Except as otherwise expressly provided in Section 5 hereof, 20% of the total number of Awarded Shares will vest on each of the first five anniversary dates of the Date of Grant, provided the Participant continues to be a director of the Company on each such vesting date.

5. If the Participant's service as a member of the Board terminates by reason of death or Disability, all unvested Awarded Shares shall immediately and fully vest. If the Participant voluntarily resigns from the Board (which does not include the submission of
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      an offer not to stand for re-election as a director in accordance with
      Company policies) prior to a Change of Control, all unvested Awarded Shares shall immediately be forfeited to the Company. If the Participant's service as a member of the Board terminates for any reason other than as specified above prior to a Change of Control, the portion of the Participant's Awarded Shares that were scheduled to vest on the next vesting date following the date of such termination shall immediately vest, but all remaining unvested Awarded Shares shall immediately be forfeited to the Company. Nothwithstanding anything to the contrary set forth herein, upon the occurrence of a Change of Control of the Company, all unvested Award Shares shall immediately and fully vest and become free from restrictions.

6. This Restricted Stock Award is subject to all of the terms and conditions of the Plan and, where any questions or matters of interpretation arise as between this Agreement and the Plan, the terms and conditions of the Plan shall control.

7. Any notice to be given with respect to this Award Agreement shall be addressed to the Company, Attention: Corporate Treasury, at its executive office at 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425, and any notice to be given to the Participant shall be addressed to the Participant at address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

IN WITNESS WHEREOF, Ceridian Corporation and the Participant have executed this Agreement as of the Date of Grant.

CERIDIAN CORPORATION                        PARTICIPANT


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   Deputy Secretary                         [Insert Director's name]


                                            Participant's Mailing Address

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Version: 01-29-02


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